Trilliant Exploration Corporation 10-K

Exhibit 10.7

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”), dated as of January 5, 2009, by and among Trilliant Exploration Corporation a Nevada corporation, (the “Company”), and Charms Investments, LTD   (the “Lender”).

WITNESSETH:

WHEREAS, the Company and the Lender are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the Parties agreed that the Lender will provide the Company with a loan (the "LOAN") in the aggregate principal amount of US$275,000.00  (the "PURCHASE PRICE" or "PRINCIPAL AMOUNT"), subject to terms and conditions set forth in this Agreement, and secured by promissory notes of the Company ("NOTE" or "NOTES"), a form of which is annexed hereto as EXHIBIT A, convertible into shares ("CONVERSION SHARES") of the Company's Common Stock (the "COMMON STOCK") at a per share conversion price set forth in the Note (the "CONVERSION PRICE". The Notes and Conversion Shares are collectively referred to herein as the "SECURITIES";

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the lender hereby agree as follows:

1. THE LOAN.

(a)	Under the terms and subject to the conditions set forth in this Agreement, the Lender shall loan to the Company a principal amount of US $275,000 in installments as follows:

i.	A first installment of $90,000 on or about January 5, 2009 (the “Initial Installment”);

ii.	A second installment of $100,000 on or about January 16, 2009;

iii.	A third installment of $50,000 on or about January 23, 2009;

iv.	A fourth installment of $25,000 on or about February 2, 2009;

v.	A fifth installment of $10,000 on or about March 9, 2009

(b)	The "CLOSING DATE" shall be January 5, 2009.

(c)
All installments hereunder may be transferred to the Company or its assigns by the Lender, or by a third party on behalf of the Lender, however, such third party, if any, shall have no rights or obligations under this Agreement.

(d)	The Initial Installment shall be paid directly to Compania Minera Muluncaygold Corp, S.A. on behalf of the Company.

(e)	All funds transferred pursuant to this Agreement shall bear interest at the rate of 8% per annum.

2. LENDER REPRESENTATIONS AND WARRANTIES. Lender hereby represents and warrants that:

(a)
AUTHORIZATION AND POWER. It has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Notes and Warrants being sold to it hereunder.

(b)
INFORMATION ON COMPANY. As a shareholder of the Company Lender has been furnished with or has had access to all information concerning its operations, financial condition and other matters as Lender has requested.

(c)
COMPLIANCE WITH SECURITIES LAWS. Lender understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act.

3. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees that:

(a)	DUE INCORPORATION. The Company is a corporation or other entity duly incorporated or organized, validly existing and in good standing under the laws of Nevada.

(b)	OUTSTANDING STOCK. All issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c)
AUTHORITY; ENFORCEABILITY. This Agreement, the Note, and all other agreements delivered together with this Agreement or in connection herewith (collectively TRANSACTION DOCUMENTS") have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company enforceable in accordance with their terms.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)	THE SECURITIES. The Securities upon issuance:

(i)	are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)	have been, or will be, duly and validly authorized and on the date of issuance of the Securities, the Securities will be duly and validly issued, fully paid and non-assessable.

(iii)	will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(e)
LITIGATION. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company.

(f)
DEFAULTS. The Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected,  which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters.

(g)
NO GENERAL SOLICITATION. Neither the Company, nor any of its         Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in  connection with the offer or sale of the Securities.

(h)
REPORTING COMPANY. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 ACT") and has a class of Common Stock registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the twelve months preceding the date of this Agreement and the Closing Date.

(i)
LISTING. The Company's Common Stock is quoted on the Bulletin Board under the symbol TTXP. The Company has not received any oral or written notice that its Common Stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its Common Stock does not meet all requirements for the continuation of such quotation. The Company satisfies all the requirements for the continued quotation of its Common Stock on the Bulletin Board.

4. CONVERSION OF NOTE.

(a)
Upon the conversion of a Note or part thereof, the Company shall, at its own cost and expense, take all necessary action, including obtaining and delivering, an opinion of counsel to assure that the Company's transfer agent shall issue stock certificates in the name of Lender (or its permitted nominee) or such other persons as designated by Lender and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion. The Company warrants that no instructions other than these instructions have been or will be given to the transfer agent of the Company's Common Stock and that the certificates representing such shares shall contain no legend other than the usual 1933 Act restriction from transfer legend

(b)
The Lender will give notice of its decision to exercise its right to convert the Note, interest, or part thereof by telecopying, or otherwise delivering a completed Notice of  conversion to the Company via confirmed telecopier transmission or otherwise pursuant to this Agreement. Lender will not be required to surrender the Note until the Note has been fully converted or satisfied. Each date on which a Notice of Conversion is telecopied to the Company in accordance with the provisions hereof by 6 PM (or if received by the Company after 6 PM, then the next business day) shall be deemed a "CONVERSION DATE."  The Company will itself or cause the Company's transfer agent to transmit the Company's Common Stock certificates representing the Conversion Shares to such Subscriber via express courier for receipt  by Lender within five business days after receipt by the Company of the Notice of Conversion (such third day being the "DELIVERY DATE").

5. REDEMPTION. The Notes shall not be redeemable or callable by the Company except as described in the Note.

6. COVENANTS OF THE COMPANY. The Company covenants and agrees with the      Lender as follows:

(a)
MARKET REGULATIONS. The Company shall notify the Commission, the and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Securities to the Subscribers and promptly provide copies thereof to the Subscribers.

(b)
FILING REQUIREMENTS. From the date of this Agreement and until the last to occur of (i) two (2) years after the Closing Date, (ii) until all the Conversion Shares have been  resold or transferred by the Lender pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitations, or (iii) the Notes are not outstanding (the date of  occurrence of the last such event being the "END DATE"), the Company will (A) cause its Common Stock to be registered under Section 12(b)  or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) voluntarily comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or Section 12(g) of the 1934 Act, if the Company is not subject to such  reporting requirements, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will not take any action or file any document (whether or not  permitted by the 1933 Act or the 1934 Act or the rules thereunder) to  terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until the End Date. Until the End Date, the Company will continue the listing or quotation of the Common Stock on a Principal Market and will comply in all  respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. The Company agrees to timely file a Form D with respect to the Securities if required under Regulation D and to provide a copy thereof to each Subscriber promptly after such filing.

(c)
BOOKS AND RECORDS. From the date of this Agreement and until the End Date, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance  with generally accepted accounting principles applied on a consistent basis.

(d)
GOVERNMENTAL AUTHORITIES. From the date of this Agreement and  until the End Date, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its  properties or assets.

(e)
INTELLECTUAL PROPERTY. From the date of this Agreement and until the End Date, the Company shall maintain in full force and affect its corporate existence, rights and franchises and all licenses and other rights to use intellectual property owned or possessed by it  and reasonably deemed to be necessary to the conduct of its business, unless it is sold for value.

(f)
NON-PUBLIC INFORMATION. The Company covenants and agrees that  except for the Reports, Other Written Information and schedules and exhibits to this Agreement, which information the Company undertakes to publicly disclose not later than the required filing date of a report on Form 8-K, neither it nor any other person acting on its behalf will at any time as of the date hereof provide Lender or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Lender shall have agreed in writing to receive such information or received such information under  his capacity as a board member or officer of the Company. The Company understands and confirms that each Subscriber shall be relying on the foregoing representations in effecting transactions in securities of the Company.

7. REGISTRATION RIGHTS. The Company hereby grants the following registration rights to Lender.

(i)
The Company shall file with the Commission a registration statement (the "REGISTRATION STATEMENT") in order to register the Registrable Securities for resale and distribution under the 1933 Act within sixty (60) calendar days after the conversion Date (the "FILING DATE"), and use its best efforts to cause the Registration Statement to be declared effective not later than ninety (90) calendar days after the conversion Date (the "EFFECTIVE DATE"). The Company will register not less than a number of shares of common stock in the  aforedescribed registration statement that is equal to 100% of the Conversion Shares issued and issuable upon conversion of the Notes, (the "REGISTRABLE SECURITIES") The  Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities.

8. EXPENSES. All expenses incurred by the Company in complying with Section 7 herein, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the NASD, transfer taxes, and fees of transfer agents and registrars, are called "REGISTRATION EXPENSES." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities are called "SELLING EXPENSES." The Company will pay all Registration Expenses in connection with the registration statement under Section 7. Selling Expenses in connection with each registration statement shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such   registration statement or as all Sellers thereunder may agree.

9. Miscellaneous.

(a)
NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or  certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with  accurate confirmation generated by the transmitting facsimile machine,  at the address or number designated below (if delivered on a business  day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other  than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

(i)	if to the Company, to:

Trilliant Exploration Corp. Attn: Andrew Befumo PO Box 717 Culpeper, VA 22701

(ii)	If to the Lender, to:

Charms Investments, LTD 391 519 NW 60th Street, Suite C, Gainesville, FL 32607 (352) 332-2204

(b)
ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and other        documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the  Company and the Lender. Neither the Company nor the Lender have relied on any  representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Lender

(c)
COUNTERPARTS/EXECUTION. This Agreement may be executed in any  number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be  deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d)
LAW GOVERNING THIS AGREEMENT. This Agreement shall be  governed by and construed in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts or federal courts sitting in Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS.

(e)
SEVERABILITY. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not  impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Lender:

By: Charms Investments, LTD

  /s/ Clinton Greyling /s/
Clinton Greyling, President

Company:

By: Trilliant Exploration Corp.

  /s/ William Lieberman /s/
William Lieberman, President

CONVERTIBLE PROMISSORY NOTE

FOR VALUE RECEIVED, Trilliant Exploration Corp., a Nevada corporation (hereinafter called "Borrower"), hereby promises to pay to Charms Investments, LTD, (the "Holder") or its registered assigns or successors in interest or order, without demand, the sum of US $275,000 Dollars ("Principal Amount"), on or before January 5, 2010(the "Maturity Date"), if not sooner paid or exercised.

This Note has been entered into pursuant to the terms of a Loan Agreement between the Borrower, and the Holder (the "Loan Agreement"), and shall be governed by the terms of such Loan Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as is set forth in the Loan Agreement. The following terms shall apply to this Note:

ARTICLE I

INTEREST

1.1. INTEREST RATE. Interest on the outstanding Principal Amount shall accrue at a rate of eight percent (8%) per annum (the "Interest Rate").   The principal amount of this Note together with all unpaid interest shall be payable on the Maturity Date.

1.2. PAYMENT OF INTEREST SHARES. Interest will be payable in cash, or at the election of the Holder, by the Borrower's delivery of Common Stock.

1.3. CONVERSION PRIVILEGES. The Conversion Privileges set forth herein shall remain in full force and effect immediately from the date hereof and until the Note is paid in full regardless of the occurrence of an Event of Default. The Note shall be payable in full on the Maturity Date, unless previously converted into Common Stock.

ARTICLE II

REDEMPTION

2.1 REDEMPTION OF PRINCIPAL AMOUNT. During the Loan Period, the Borrower      will have the option of repaying the outstanding Principal Amount of this Note, in whole or in part, by paying to the Holder a sum of money equal the Principal Amount, together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note or any Transaction Document through the Redemption Payment Date as      defined below (the "Redemption Amount"). Borrower's election to exercise its right to prepay must be by notice in writing ("Notice of Redemption").  The Notice of Redemption shall specify the date for such Optional Redemption (the "Redemption Payment Date"), which date shall be no more than thirty (30) business days after the date of the Notice of Redemption (the "Redemption      Period"). A Notice of Redemption shall not be effective with respect to any portion of the Principal Amount for which the Holder has a pending election to convert pursuant to Section 3.1, or in connection with a conversion initiated by Holder during the Redemption Period.

ARTICLE III

CONVERSION RIGHTS

3.1. HOLDER'S CONVERSION RIGHTS. , the Holder shall have the right, but not the obligation, to convert all or any portion of the then aggregate outstanding Principal Amount of this Note, together with interest, if any, and fees due hereon, and any sum arising under the Loan Agreement, and the Transaction Documents, including but not limited to Liquidated Damages,      into shares of Common Stock, subject to the terms and conditions set forth in this Article III, at the rate of eighty percent (80%) of THE AVERAGE OF THE FIVE DAILY  VWAPS PRECEDING THE CLOSING DATE per share of Common Stock ("Conversion Price"). The Holder may exercise such right by delivery to the Borrower of a written Notice of Conversion pursuant to Section 3.3.

3.2 Not applicable

3.3. MECHANICS OF HOLDER'S CONVERSION.

(a) In the event that the Holder elects to convert any amounts outstanding under this Note into Common Stock, the Holder shall give notice of such election by delivering an executed and completed notice of conversion (a "Notice of Conversion") to the Borrower, which Notice  of Conversion shall provide a breakdown in reasonable detail of the Principal Amount, accrued interest and amounts being converted. The original Note is not required to be surrendered to the Borrower until all sums due under the Note have been paid. On each Conversion Date (as hereinafter defined) and in accordance with its Notice of Conversion, the Holder shall make the appropriate reduction to the Principal Amount, accrued interest and fees as entered in its records.  Each date on which a Notice of Conversion is delivered or telecopied to the Borrower in accordance with the provisions hereof shall be deemed a "Conversion Date." A form of Notice of Conversion to be employed by the Holder is annexed hereto as Exhibit A.

(b) Pursuant to the terms of a Notice of Conversion, the Borrower will issue instructions to the transfer agent accompanied by an opinion of counsel (if so required by the Borrower's transfer agent), and, except as otherwise provided below, shall cause the transfer  agent to transmit the certificates representing the Conversion Shares to the Holder by the Delivery Date to an address designated by Holder.

3.4. CONVERSION MECHANICS.

(a) The number of shares of Common Stock to be issued upon each conversion of this Note pursuant to this Article III shall be determined by dividing that portion of the Principal Amount and interest and fees to be converted, if any, by the then applicable Conversion Price.

(b) The Fixed Conversion Price and number and kind of shares or other securities to be issued upon conversion shall be subject to adjustment from time to time upon the happening of certain events while this conversion right remains outstanding, as follows:

(c) RECLASSIFICATION, ETC. If the Borrower at any time shall, by  reclassification or otherwise, change the Common Stock into the same or a different number of

securities of any class or classes, this Note, as to the unpaid principal portion hereof and       accrued interest hereon, shall thereafter be deemed to evidence the right to convert into an adjusted number of such securities and kind of securities as would have been issuable as the result of such change with respect to the Common Stock immediately prior to such reclassification or other change.

3.5. RESERVATION. During the period the conversion right exists, Borrower will reserve from its authorized and unissued Common Stock not less than one hundred and fifty percent (150%) of the number of shares to provide for the issuance of Common Stock upon the full conversion of this Note. Borrower represents that upon issuance, such shares will be duly and      validly issued, fully paid and non-assessable. Borrower agrees that its  issuance of this Note shall constitute full authority to its officers, agents, and transfer agents who are charged with the duty of executing and issuing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the conversion of this Note.

3.6 ISSUANCE OF REPLACEMENT NOTE. Upon any partial conversion of this      Note, a replacement Note containing the same date and provisions of this Note shall, at the written request of the Holder, be issued by the Borrower to the Holder for the outstanding Principal Amount of this Note and accrued interest which shall not have been converted or paid, provided Holder has surrendered an original Note to the Borrower.

ARTICLE IV

EVENTS OF DEFAULT

The occurrence of any of the following events of default ("Event of Default") shall, at the option of the Holder hereof, make all sums of principal and interest then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable, upon demand, without presentment, or grace period, all of which hereby are expressly waived, except as set forth below:

4.1 RECEIVER OR TRUSTEE. The Borrower or any Subsidiary of Borrower shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a  receiver or trustee for them or for a substantial part of their property or business; or such a receiver or trustee shall otherwise be appointed.

4.2 JUDGMENTS. Any money judgment, writ or similar final process shall be entered or filed against Borrower or any subsidiary of Borrower or any of their property or other assets for more than $100,000, and shall remain unvacated, unbonded, unappealed, unsatisfied, or unstayed for a period of forty-five (45) days.

4.3 BANKRUPTCY. Bankruptcy, insolvency, reorganization, or liquidation      proceedings or other proceedings or relief under any bankruptcy law or any law, or the issuance of any notice in relation to such event, for the relief of debtors shall be instituted by or against the Borrower or any Subsidiary of Borrower and if instituted against them are not dismissed      within forty-five (45) days of initiation.

4.8 DELISTING. Delisting of the Common Stock from any Principal Market for a period of seven consecutive trading days; or notification from a Principal Market that the Borrower is not in compliance with the conditions for such continued listing on such Principal Market.

4.9 STOP TRADE. An SEC or judicial stop trade order or Principal Market trading suspension with respect to Borrower's Common Stock that lasts for five or more consecutive trading days.

4.10 FAILURE TO MAKE PAYMENT.  Failure of the Borrower to make any scheduled Interest Payment pursuant to this Agreement within 10 days of such Interest Payment’s due date.

ARTICLE V

MISCELLANEOUS

 5.1 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies      existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

 5.2 NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.

 5.3 AMENDMENT PROVISION. The term "Note" and all reference thereto, as used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented.

 5.4 ASSIGNABILITY. This Note shall be binding upon the Borrower and its successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns.

 5.5 COST OF COLLECTION. If default is made in the payment of this Note, Borrower shall pay the Holder hereof reasonable costs of collection, including reasonable attorneys' fees.

 5.6    LAW GOVERNING THIS AGREEMENT. This Agreement shall be  governed by and construed in accordance with the laws of the State of Florida, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts or federal courts sitting in Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon FORUM NON CONVENIENS.

5.7 MAXIMUM PAYMENTS. Nothing contained herein shall be deemed to  establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall      be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

5.8. CONSTRUCTION. Each party acknowledges that its legal counsel participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note      to favor any party against the other.

5.9 REDEMPTION. This Note may not be redeemed or called without the consent of the Holder except as described in this Note or the Loan Agreement.

5.10 SHAREHOLDER STATUS. The Holder shall not have rights as a shareholder of the Borrower with respect to unconverted portions of this Note. However, the Holder will have the rights of a shareholder of the Borrower with respect to the Shares of Common Stock to be received after delivery by the Holder of a Conversion Notice to the Borrower.

5.11 NON-BUSINESS DAYS. Whenever any payment or any action to be made shall be due on a Saturday, Sunday or a public holiday under the laws of the State of Florida, such payment may be due or action shall be required on the next succeeding business day and, for such payment, such next succeeding day shall be included in the calculation of the amount of      accrued interest payable on such date.

IN WITNESS WHEREOF, Borrower has caused this Note to be signed in its name by an authorized officer as of the 2nd day of March, 2009.

Trilliant Exploration Corp
/s/ William Lieberman /s/
By: William Lieberman, President

NOTICE OF CONVERSION

(To be executed by the Registered Holder in order to convert the Note)      The undersigned hereby elects to convert $_________ of the principal and $_________ of the interest due on the Note issued by Trilliant Exploration Corp. on March 2, 2009 into Shares of Common Stock of Trilliant Exploration Corp. (the "Borrower") according to the conditions set forth in such Note, as of the date written below.

Date of Conversion:____________________________________________________________

Conversion Price:______________________________________________________________

Shares To Be Delivered:_________________________________________________________

Signature:____________________________________________________________________

Print Name:______________________________________________________________________

Address:____________________________________________________________________